Auction Contract

Bidding board number：16

Auctioneer (Party A): Weifang Xintiandi Auction Co., Ltd
Legal representative: Sun Sizhong
Address: Dongfeng East Street 233, Kuiwen District, Weifang city
Tel: (86)5368233875

Buyer (Party B): Shandong Haiwang Chemical Stock Co., Ltd
Address: Yangzi town, Hanting District, Weifang city
Tel: (86)5367578888
|Person on behalf of Haiwang: Liu Shangxue
Tel: (86)5367578779

According to “auction law of PRC” and relevant laws and regulations, both parties enter into this contract regarding to the auction matters upon consistent consultation.
I.	Auction targets : fixed assets and stocks of Weifang Hanting Salt Farm,
II.
Party B shall pay RMB 610,000 as deposit to Party A when both parties enter into this contract. If Party B didn’t obtain auction objects in the case of non-breaching, party A shall return their deposit according to auction notice and other relevant provisions.

III.
Party B will become the buyer after he obtains auction subjects. Party B shall pay 5% of auction price as commission to Party A and sign on the auction agreement. Both parties shall enter into the letter of confirmation of auction and perform agreed matters of it. The bidding deposit serves payments of auction targets or commission.

IV.
If Party B does not perform the provisions of III, the bidding deposit shall be confiscated to Party A，Party B also shall assume relevant liability according to “auction law” and other relevant provisions. If Party A breached relevant provisions of this contract, Party B will be entitled to require Party A to compensate.

V.	Party B shall properly keep the bidding board. If the board of auction was lost or destroyed, bidder shall pay RMB 10 to Party A
VI.	Other pending matters shall be determined by both parties through consultation according to “auction law”, auction notice and special provisions.
VII.	This contract will come into effect after both parties have signed on it.
VIII.
This contract will be in three copies, auctioneer and buyer will hold one copy each, the Commerce Bureau of Weifang city will hold one copy. The auction report shall be also filed with the Commerce Bureau.

Signing date: July 13th, 2004
Party A (signature and seal): Weifang Xintiandi Auction Co., Ltd /s/
Party B (signature and seal): Shandong Haiwang Chemical Stock Co., Ltd/s/
This auction is supervised by administrative department of Weifang Commerce Bureau.

Letter of confirmation of the auction

Bidding board number: 16
Trade item: fixed assets and stock r of Weifang Hanting salt farm.
Transaction price: RMB 7,037,500
Commission: RMB 6,875
Amount payable: RMB 7,044,375

Buyer (signature and seal): Shandong Haiwang Chemical Stock Co., Ltd/s/
Auctioneer (signature and seal): Weifang Xintiandi Auction Co., Ltd/s/

Contract date: July 13th, 2004.